UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2023
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Caribou Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105 Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 982-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Syed Rizvi, M.D., the Chief Medical Officer of Caribou Biosciences, Inc. (the “Company”), will be leaving the Company effective December 31, 2023. Pursuant to Dr. Rizvi’s Officer Employment Agreement with the Company (listed as Exhibit 10.49 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022), Dr. Rizvi will become entitled to certain payments and benefits in connection with his termination of employment contingent upon the conditions set forth in the Officer Employment Agreement, including execution and effectiveness of a separation agreement with release of claims in favor of the Company. A search is under way for a new Chief Medical Officer.
Item 7.01 Regulation FD Disclosure.
On December 12, 2023, the Company issued a press release announcing that it had received feedback from the U.S. Food and Drug Administration (the “FDA”) on a phase 3 randomized controlled trial for CB-010, the Company’s genome-edited allogeneic anti-CD19 CAR-T cell therapy in development for patients with second-line relapsed or refractory large B cell lymphoma (“r/r LBCL”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and also is incorporated by reference into this Item 7.01.
The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing or other document under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in any such filing or document, except as shall be expressly set forth by specific reference in any such filing or document.

Item 8.01 Other Events.
On December 12, 2023, the Company announced that it had received feedback from the FDA following a Type B clinical meeting and recent communications regarding the Company’s genome-edited allogeneic anti-CD19 CAR-T cell therapy, CB-010, in development for patients with second-line r/r LBCL. The FDA provided feedback on a phase 3 randomized controlled trial for CB-010 for patients with r/r LBCL, stating that the Company’s proposed comparator arm of platinum-based immunochemotherapy followed by high dose chemotherapy and autologous stem cell transplantation is acceptable. To the Company’s knowledge, CB-010 is the first anti-CD19 allogeneic CAR-T cell therapy to be evaluated in the second-line LBCL setting. The Company plans to initiate a phase 3 pivotal trial by year-end 2024.
Forward-Looking Statements
This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are forward-looking statements. Forward-looking statements may relate to future events or future performance. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, its industry, its beliefs and its assumptions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements include, without limitation, statements related to the Company’s strategy, plans, and objectives, and expectations regarding its clinical and preclinical development programs, including its expectations relating to the timing of initiating the phase 3 pivotal trial of its CB-010 product candidate. Management believes that these forward-looking statements are reasonable as and when made. However, such forward-looking statements are subject to risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include, without limitation, risks inherent in the development of cell therapy products; uncertainties related to the initiation, cost, timing, progress, and results of the Company’s current and future research and development programs, preclinical studies, and clinical trials; the risk that initial or interim clinical trial data will not ultimately be predictive of the safety and efficacy of the Company’s product candidates or that clinical outcomes may differ as more patient data becomes available; the risk that preclinical study results observed will not be borne out in human patients; the risk that key regulatory input and approvals may not be obtained timely or at all; as well as other risk factors described from time to time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent filings. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by Caribou Biosciences, Inc. on December 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Caribou Biosciences, Inc.

Date:	December 12, 2023	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz President and Chief Executive Officer